UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 23, 2011
LABARGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05761	73-0574586
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9900 Clayton Road
St. Louis, Missouri	63124
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (314) 997-0800
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On June 23, 2011, LaBarge, Inc. (the “Registrant”) held a special meeting of stockholders (the “Special Meeting”), for which proxies were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The chief purpose of the Special Meeting was to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of April 3, 2011 (the “Merger Agreement”), among Ducommun Incorporated, DLBMS, Inc. and the Registrant, pursuant to which DLBMS, Inc. will merge with and into the Registrant in accordance with Delaware law, whereupon the separate existence of DLBMS, Inc. will cease, and the Registrant will be the surviving corporation and each share of the Registrant’s common stock will be cancelled and converted into the right to receive $19.25 in cash (the “Merger”).
     Adoption and approval of the Merger Agreement required the affirmative vote of the holders of two-thirds of the Registrant’s shares of common stock entitled to vote thereon.
     A quorum was present at the Special Meeting and the Merger Agreement was adopted by the affirmative vote of the Registrant’s stockholders. A tally of the vote at the Special Meeting is as follows:
     FOR: 13,075,149 shares
     AGAINST: 89,728 shares
     ABSTAIN: 9,753 shares
     The Registrant expects to close and complete the transactions contemplated by the Merger Agreement on or about June 28, 2011. A press release issued by the Registrant on June 23, 2011 announcing the results of the Special Meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Note Regarding Forward-Looking Statements
     This Current Report on Form 8-K may contain forward-looking statements that are based on management’s expectations and beliefs concerning future events impacting the Registrant. Certain matters contained herein are based upon information available to management as of the date hereof. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated, including the risk that the contemplated Merger does not occur, that Ducommun fails to obtain the necessary debt financing arrangements and that the expenses of the proposed Merger are greater than expected. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that may cause such a difference include, but are not limited to, risks and uncertainties described in the Registrant’s most recent Annual Report on Form 10-K filed with the SEC, as may be updated from time to time in the Registrant’s subsequent filings with the SEC. The Registrant takes no obligation to revise or update publicly any forward-looking statements, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Press release of LaBarge, Inc., dated June 23, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 23, 2011

LABARGE, INC.
By:	/s/ Donald H. Nonnenkamp
	Name:	Donald H. Nonnenkamp
	Title:	Vice President, CFO & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of LaBarge, Inc., dated June 23, 2011.